                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 22, 2002


                                 INFRACOR, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                     Virginia                             001-11186                        54-1414643
                     --------                             ---------                        ----------
(State or other jurisdiction of incorporation)      (Commission File Number)     (IRS Employer Identification No.)


       7400 Beaufont Springs Drive, Suite 415   Richmond, Virginia  23225
       ---------------------------------------------------------------------
            (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (804) 272-6600
                                                            --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

On May 22, 2002, the registrant issued a press release announcing that its proposed acquisition of a privately held North Carolina water and sewer construction company has been placed on hold by mutual agreement. The text of the May 22, 2002 press release is attached as Exhibit 99.1 and incorporated herein by reference. The proposed acquisition had been previously announced on November 6, 2001 through a press release issued by the registrant. The November 6, 2001 press release was attached as an exhibit to the registrant's Current Report of Form 8-K that was filed with the Commission on November 6, 2001.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                       Not applicable.

         (b)  Pro Forma Financial Information.

                       Not applicable.

         (c)  Exhibits.

              99.1    Press Release, dated May 22, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    INFRACOR, INC.

                                    By:  /s/ James B. Quarles
                                        ----------------------------------------
                                          President and Chief Executive Officer

May 22, 2002

                                  EXHIBIT INDEX

Number       Description of Exhibit
------       ----------------------

99.1         Press Release, dated May 17, 2002.